UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2026

Goldman Sachs Private Credit Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01627	92-3241797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 West Street New York, NY	10282
(Address of principal executive offices)	(Zip Code)

(312) 655-4419

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Set forth below are preliminary estimates of Goldman Sachs Private Credit Corp.’s (the “Company”, “we” or “our”) (i) net asset value (“NAV”) and NAV per share as of December 31, 2025, (ii) fair value of the investment portfolio as of December 31, 2025, (iii) fund leverage as of December 31, 2025, (iv) net investment income per share for the year ended December 31, 2025, (v) cash and investments in affiliated money market fund as of December 31, 2025, (vi) total consolidated indebtedness as of December 31, 2025, (vii) net realized and unrealized gains (losses) for the year ended December 31, 2025, and (viii) total investments at cost as of December 31, 2025. The preliminary financial data included in this Current Report on Form 8-K have been prepared by, and are the responsibility of, the Company’s management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. These preliminary data are subject to completion of the Company’s financial closing and review procedures and are not a comprehensive statement of the Company’s financial results or valuations as of, or for the year ended, December 31, 2025. Actual results may differ materially from these preliminary data as a result of the completion of the Company’s financial closing and review procedures, final adjustments, valuation process and other developments that may arise between now and the time that the Company’s financial results for such period are finalized.

As of the date hereof:

•

The Company’s preliminary estimate of its NAV as of December 31, 2025 is approximately $8.6 billion, with a NAV per share of approximately $24.99, as determined in accordance with the Company’s valuation policy.

•	The Company’s preliminary estimate of the fair value of its investment portfolio as of December 31, 2025 is approximately $15.7 billion.

•

The Company’s preliminary estimate of fund leverage as of December 31, 2025 is approximately 0.7x. Fund leverage is calculated using the Company’s average daily borrowings during the month divided by average net assets during the month.

•	The Company’s preliminary estimate of its net investment income for the year ended December 31, 2025 is approximately $2.32 per share.

•	The Company’s preliminary estimate of its cash and investments in affiliated money market fund as of December 31, 2025 is approximately $471.2 million.

•	The Company’s preliminary estimate of its total consolidated indebtedness at carrying value as of December 31, 2025 is approximately $7.1 billion.

•	The Company’s preliminary estimate of its net realized and unrealized gains (losses) for the year ended December 31, 2025 is approximately $(0.26) per share.

•	The Company’s preliminary estimate of its total investments at cost as of December 31, 2025 is approximately $15.7 billion.

In addition, as of December 31, 2025, the Company had one investment on non-accrual status.

The Company currently expects to file its Annual Report on Form 10-K for the year ended December 31, 2025 on or about Tuesday, March 3, 2026.

Item 3.02.	Unregistered Sales of Equity Securities.

As of January 1, 2026, the Company sold unregistered Class I shares (“Shares”) (with the final number of Shares being determined on January 23, 2026). The offer and sale of the Shares was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof, Regulation D thereunder and/or Regulation S thereunder. The following table details the Shares sold:

Date of Unregistered Sale	Amount of Class I Shares	Consideration
As of January 1, 2026 (number of shares finalized on January 23, 2026)	12,358,659	$308,842,901

The sale of Shares was made pursuant to subscription agreements entered into by the Company and the purchasers thereof. The Company relied, in part, upon representations from the purchasers in the subscription agreements that each purchaser was an accredited investor (as defined in Regulation D under the Securities Act) and/or Non-U.S. Person (as defined in Regulation S under the Securities Act).

Item 8.01	Other Events.

The information disclosed under Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Tender Offer Results

Pursuant to an Issuer Tender Offer Statement on Schedule TO, originally filed with the SEC on December 2, 2025, the Company offered to purchase up to 15,870,384 of the Shares, at a price equal to the NAV per Share as of December 31, 2025 (the “Valuation Date”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 2, 2025 (the “Offer to Purchase”), and the related Letter of Transmittal (together with the Offer to Purchase and the tender offer made thereby, the “Offer”).

The Offer expired at 11:59 p.m., Eastern Time, on December 30, 2025. 11,258,071.0720 Shares were validly tendered and not withdrawn prior to the expiration of the Offer. The Company accepted for purchase 100% of such Shares. The NAV of Shares tendered pursuant to the Offer was calculated as of the Valuation Date in the amount of $281,339,196.09, or $24.99 per Share. The Company paid, on or about February 2, 2026 to the tendering stockholders a total of $281,203,671.24 (net of the 2% Early Repurchase Deduction applicable to the Shares repurchased by the Company), which represents the NAV as of the Valuation Date of the total amount of Shares tendered by stockholders upon the terms and subject to the conditions of the Offer.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control. There are likely to be events in the future, however, that we are not able to predict accurately or control. Any forward-looking statement made by us in this Current Report on Form 8-K speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in periodic filings we make with the Securities and Exchange Commission, and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

The information disclosed under this Item 2.02 is being “furnished” and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS PRIVATE CREDIT CORP. (Registrant)

Date: February 17, 2026	By:	/s/ Vivek Bantwal
	Name:	Vivek Bantwal
	Title:	Co-Chief Executive Officer

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer